SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported November 3, 2004)


                      NOMURA ASSET ACCEPTANCE CORPORATION
                      -----------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

      Delaware                    333-109614                    35-3672336
----------------------         -----------------             ------------------
   (STATE OR OTHER               (COMMISSION                 (I.R.S. EMPLOYER
    JURISDICTION                 FILE NUMBER)                 IDENTIFICATION
  OF INCORPORATION)                                                NO.)

Two World Financial
Center, Building B,
21st Floor, New York,
New York                                                            10281
----------------------                                       ------------------
     (ADDRESS OF                                                (ZIP CODE)
 PRINCIPAL EXECUTIVE
      OFFICES)


Registrant's telephone number, including area code, is (212) 667-9300.



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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events.

            On or about November 29, 2004, the Registrant will cause the issuance and sale of approximately $305,000,000.00 initial principal amount of Nomura Asset Acceptance Corp., Mortgage Pass-Through Certificates, Series 2004-AP3 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of November 1, 2004.

            In connection with the sale of the Series 2004-AP3, Certificates, the Registrant has been advised by Nomura Securities International, Inc. (the "Underwriter"), that the Underwriter has furnished to prospective investors certain computational materials (the "Computational Materials") and collateral term sheets (the "Collateral Term Sheets") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-109614, which Computational Materials and Collateral Term Sheets are being filed as an exhibit to this report.

            The Computational Materials and Collateral Term Sheets have been provided by the Underwriter. The information in the Computational Materials and Collateral Term Sheets are preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

            The Computational Materials and Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials and Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials and Collateral Term Sheets may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials and Collateral Term Sheets may not be relevant to or appropriate for investors other than those specifically requesting them.

            In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials and Collateral Term Sheets, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.



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Item 9.01.  Financial Statements, PRO FORMA Financial Information and Exhibits

      (a) Financial Statements.

            Not applicable.

      (b) PRO FORMA Financial Information.

            Not applicable.

      (c) Exhibits



                       ITEM 601(A) OF
                       REGULATION S-K
  EXHIBIT NO.           EXHIBIT NO.                    DESCRIPTION
  -----------           -----------                    -----------
       1                     99             Computational Materials and
                                            Collateral Term Sheets prepared by
                                            Nomura Securities International,
                                            Inc. in connection with Nomura Asset
                                            Acceptance Corporation, Mortgage
                                            Pass-Through Certificates, Series
                                            2004-AP3 (filed in paper pursuant to
                                            the automatic SEC exemption pursuant
                                            to Release 33-7427, October 7,
                                            1997).



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 4, 2004

                                    NOMURA ASSET ACCEPTANCE CORPORATION


                                    By: /s/ M. Dante LaRocca
                                        ----------------------
                                    Name:    M. Dante LaRocca
                                    Title:   Authorized Agent




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                                  EXHIBIT INDEX



                        Item 601(a) of      Sequentially
                        Regulation S-K      Numbered
Exhibit Number          Exhibit No.         Description          Page
--------------          -----------         -----------          ----
1                       99                  Computational        Filed
                                            Materials and        Manually
                                            Collateral Term
                                            Sheets